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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

ATS Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51552 (Commission File Number)	11-3747850 (IRS Employer Identification No.)
7915 Jones Branch Drive, McLean, Virginia (Address of principal executive offices)		22102 (Zip Code)

Registrant's telephone number, including area code: (703) 506-0088

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

        On November 7, 2007, ATS Corporation (the "Company") announced its financial results for the three and nine months ended September 30, 2007. The press release containing the announcement is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated November 7, 2007

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2007

ATS CORPORATION
By:	/s/ Edward H. Bersoff Dr. Edward H. Bersoff Chairman, President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 7, 2007

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SIGNATURES
EXHIBIT INDEX